Exhibit 10.1

Execution Version

LEXINGTONPARK PARENT CORP.

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of November 2, 2009 (this “Agreement”), among RAMIUS LLC, a Delaware limited liability company (“Ramius”), BA ALPINE HOLDINGS, INC., a Delaware corporation (“BA”), BAYERISCHE HYPO- UND VEREINSBANK AG, a German corporation (“HVB AG”), HVB ALTERNATIVE ADVISORS LLC, a Delaware corporation and an indirect wholly-owned subsidiary of HVB AG (“HVB” and, together with BA and HVB, the “UCI Parties”), and LEXINGTONPARK PARENT CORP., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Company, Ramius, Cowen Group, Inc. (“Cowen”), Lexington Merger Corp. and Park Exchange LLC (“Exchange Sub”) have entered into that certain Transaction Agreement and Agreement and Plan of Merger, dated as of June 3, 2009 (the “Transaction Agreement”);

WHEREAS, pursuant to the terms of the Transaction Agreement, Ramius exchanged substantially all of its assets and all of its liabilities for 37,536,826 shares of the Company’s Class A voting common stock, par value $.01 per share (the “Class A Common Stock”);

WHEREAS, BA is a member of Ramius;

WHEREAS, the Company, Ramius, HVB, HVB AG, Cowen and Exchange Sub have entered into that certain Asset Exchange Agreement, dated as of June 3, 2009 (the “Asset Exchange Agreement”);

WHEREAS, pursuant to the terms of the Asset Exchange Agreement, HVB exchanged its interest in Ramius Fund of Funds Group LLC for 2,713,882 shares of Class A Common Stock and certain other consideration;

WHEREAS, the Company has agreed to grant Ramius and the UCI Parties certain registration rights in connection with respect to the Registrable Securities held by them; and

WHEREAS, the Company, Ramius and the UCI Parties desire to define the registration rights of Ramius and the UCI Parties on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, as used herein, the following terms shall have the following respective meanings:

Commission:  shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

“Company Supported Distribution” means a public underwritten offering by the Company that is designated as a “Company Supported Distribution” by the Initiating Holders in the applicable Demand Notice.

Exchange Act:  shall mean the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder;

Holder:  shall mean any holder of Registrable Securities;

Initiating Holder:  shall mean any of (i) the UCI Parties or (ii) Ramius, with respect to shares of Registrable Securities held by the UCI Parties (including those held indirectly by the UCI Parties through Ramius) upon receipt of a request from a UCI Party that Ramius make a demand pursuant to Section 2(b) hereof;

Issuer Free Writing Prospectus:  shall mean an “Issuer Free Writing Prospectus,” as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities;

FINRA:  shall mean the Financial Industry Regulatory Authority;

Losses:  shall have the meaning set forth in Section 2(f)(i) hereof;

Participating Holders:  Holders participating in the Registration relating to the Registrable Securities;

Person:  shall mean an individual, partnership, limited liability company, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

Prospectus:  means the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus;

Register, Registered and Registration:  shall mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement;

Registrable Securities:  shall mean (A) any shares of Class A Common Stock held (including directly or indirectly through Ramius) or hereafter acquired (including directly or indirectly through Ramius) by Ramius, the members of Ramius (other than BA) or the UCI

Parties or any transferee of a UCI Party or Ramius (acting on behalf of any UCI Party) in accordance with the Asset Exchange Agreement or the Fourth Amended and Restated Limited Liability Company Operating Agreement of Ramius and (B) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Class A Common Stock referred to in clause (A), including any shares of class B common stock, par value $.01 per share, of the Company transferred by any UCI Party to a transferee in accordance with the Asset Exchange Agreement or the Fourth Amended and Restated Limited Liability Company Operating Agreement of Ramius (the “Ramius LLC Agreement”);

Registration Expenses:  shall mean any and all expenses incident to the performance of or compliance with any Registration, underwriting or marketing of securities pursuant to Section 2 hereof, including all (i) Registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, Prospectuses, Issuer Free Writing Prospectus and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to the terms hereof), (vii) fees and expenses of any special experts retained by the Company in connection with such Registration, (viii) reasonable fees and expenses of one counsel for all of the Participating Holders in an amount not to exceed $75,000 in the case of a Company Supported Distribution, or $30,000 in any other Registration, which counsel shall be selected by the Participating Holder holding the largest number of the Registrable Securities to be sold in the Registration, (ix) fees and expenses in connection with any review by FINRA of any underwriting arrangements or other terms of the offering, and all reasonable fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering and (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the Registration, marketing or selling of the Registrable Securities.  Except as provided in clause (viii), Registration Expenses shall not include any out-of-pocket expenses of the Participating Holders;

Registration Statement:  shall mean any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all material incorporated by reference in such registration statement;

Rule 144:  shall mean Rule 144 under the Securities Act (or any successor provisions then in force);

security, securities:  shall have the meaning set forth in Section 2(a)(1) of the Securities Act;

Securities Act:  shall mean the Securities Act of 1933, as amended (or any successor act), and the rules and regulations promulgated thereunder;

Selling Expenses:  shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Participating Holders other than the fees and expenses of one counsel for all of the Participating Holders which shall be paid for by the Company in accordance with the terms set forth in clause (viii) of the definition of “Registration Expenses” set forth herein;

SECTION 2.  REGISTRATION RIGHTS

(a)           Registration Statements.

(i)            S-1 Registration Statement.  At any time at which the Company is not eligible to use Form S-3, upon the receipt of a Demand Notice from the Initiating Holders, the Company shall, at its cost, (x) file a Registration Statement on Form S-1 or similar long-form Registration Statement to effect a Registration with respect to the number of Registrable Securities held by the Initiating Holders (directly or through Ramius) specified in such Demand Notice (provided that the Initiating Holders shall not be entitled to sell Registrable Securities pursuant to a Registration to the extent that any such sale would violate either Section 8.1 of the Asset Exchange Agreement or Section 4.02 of the Ramius LLC Agreement) and (y) use its reasonable best efforts to effect such Registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the distribution, sale and resale of such number of Registrable Securities as are specified in the Demand Notice, provided that (x) in no event shall any such Registration Statement on Form S-1 become effective prior to the date that is one day after the six-month anniversary of the date of this Agreement and (y) the Company shall not be obligated to effect, or take any action to effect, any such Registration pursuant to this Section 2(a)(i), in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

(ii)           S-3 Resale Registration Statement.  The Company shall use its reasonable best efforts to qualify and maintain eligibility for Registration on Form S-3 for secondary sales as soon as practicable after the date of this Agreement.  After the Company has qualified for the use of Form S-3, the Company shall file a Form S-3 Registration Statement with the Commission at its cost, and, as promptly as practicable thereafter, shall use its reasonable best efforts to effect and maintain the Registration of all shares of Registrable Securities on Form S-3 (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) for purposes of disposition thereof, at any time and from time to time for so long as Ramius or any of the UCI Parties hold any Registrable Securities, subject to Section 2(h).  If the Company qualifies to do so, it shall file an automatic Registration Statement on Form S-3 in response to any request for Registration pursuant to this Section 2(a)(ii).  Upon effecting the Registration of all shares of Registrable Securities on Form S-3 and during the effectiveness of such Form S-3 Resale Registration Statement, the Company shall no longer be required to comply with the terms of Section 2(a)(i).

(iii)          Notwithstanding anything to the contrary contained herein, for a period not to exceed sixty (60) consecutive calendar days and not to exceed one hundred twenty (120) calendar days in any twelve-month period (each a “Black Out Period”), provided that there must be an interim period of at least ninety (90) consecutive days between the end of one Black Out Period and the beginning of another Black Out Period, the Company will not be required to file any Registration Statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a Prospectus included in a Registration Statement, make any other filing with the Commission required pursuant to this Agreement, cause any Registration Statement or other filing with the Commission required pursuant to this Agreement, cause any Registration Statement or other filing with the Commission to become effective, or take any similar action, and any and all sales of Registrable Securities by the Holders pursuant to an effective Registration Statement shall be suspended:  (A) if an event has occurred and is continuing as a result of which any Registration Statement or Prospectus would, in the Company’s reasonable judgment based on advice of outside counsel to the Company, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) if the Company notifies the Holders that such actions would, in the good faith judgment of outside counsel to the Company, require the disclosure of material non-public information which the Company has a bona fide business purpose for preserving as confidential and which the Company would not otherwise be required to disclose.  Upon the termination of the condition described in clauses (A) or (B) of above, the Company shall promptly give written notice to the Holders and shall promptly file any Registration Statement or amendment thereto required to be filed by it pursuant to this Agreement, furnish any Prospectus required to be furnished pursuant to this Agreement, make any other filing with the Commission required of it or terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated by this Agreement.

(b)           Underwritten Offerings.

(i)            Request for Underwritten Offering.  If the Company shall receive from the Initiating Holders a written notice (a “Demand Notice”) that an Initiating Holder intends to distribute, by means of an underwritten offering, Registrable Securities under an effective Registration Statement filed pursuant to Section 2(a), the Company will cooperate with the Initiating Holders to consummate such offering and will promptly give written notice of the proposed underwritten offering to all other Holders in accordance with the terms of Section 2(c).

(ii)           Underwriting Procedures.  If Holders, to the extent they have any registration rights under Section 2(c), request inclusion of their shares of Class A Common Stock in the underwriting, the Initiating Holder shall offer to include the shares of Class A Common Stock of such Holders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2.  The Holders whose Registrable Securities are to be included in such underwriting and the Company shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Initiating Holder and reasonably acceptable to the Company; provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder greater than the obligations of the Holders under Section (2)(f)(ii) or Section 2(f)(iv).  Notwithstanding any other provision of this Section 2(b), if the managing underwriter or underwriters advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Holders other than the UCI Parties or Ramius (on behalf of the UCI Parties) shall be excluded from such underwriting on a pro rata basis (based on the number of shares held by such Holders), in such minimum number of shares so required by such limitation.  If, after the exclusion of such shares held by those Holders, further reductions are still required due to the marketing limitation, the number of Registrable Securities included in the underwriting by each Holder (including the Initiating Holder) shall be reduced on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such request.  No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such underwriting.  If any Holder who has requested inclusion in such underwriting as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by providing written notice to the Company, the underwriter and the Initiating Holder.  The securities so withdrawn shall also be withdrawn from underwriting.  If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company (whether or not such Persons have registration rights pursuant to Section 2(c) hereof) may include its or their securities for its or their own account in such underwriting if the managing underwriter or underwriters so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such underwriting will not thereby be limited.

(iii)          Underwriting Terms.  In the case of an underwritten offering under this Section 2(b), the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Initiating Holder.

(iv)          Number of Underwritten Offerings and Company Supported Distributions.  The Company shall have no obligations pursuant to this Section 2(b) to effect more than six (6) underwritten offerings, of which up to three (3) may be Company Supported Distributions on behalf of the Initiating Holders pursuant to this Section 2(b).

(c)           Piggyback Offerings.

(i)            Underwritings.  If the Company gives notice of a Registered public offering involving an underwriting of its Class A Common Stock for (x) its own account or (y) for the account of the Initiating Holders pursuant to the terms of Section 2(b) in a Company Supported Distribution, the Company shall so advise each of the Holders in writing thereof and such Holders may, upon written notice to the Company, participate in such underwriting and include such Holders’ Registrable Securities (to the extent that such participation would not violate Section 8.1 of the Asset Exchange Agreement or Section 4.02 of the Ramius LLC Agreement) in the underwriting to the extent provided herein.  Any Holder who does not provide written notice of its intention to participate in such underwriting agrees that, from the date of receipt of written notice of such underwriting until the date that is ninety (90) calendar days following the closing of such underwriting, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company.  The Holders whose shares are to be included in such underwriting shall (together with the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for underwriting by the Company (and if the underwriting was initiated by a Holder pursuant to Section 2(b), such underwriters must be selected by the Initiating Holder and be reasonably acceptable to the Company); provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder greater than the obligations of the Holders under Section 2(f)(ii) or Section 2(f)(iv). Notwithstanding any other provision of this Section 2(c), if any underwriting in which a Holder is exercising its rights under this Section 2(c) is for the Company’s own account and the managing underwriter or underwriters advises the Company that in its view marketing factors require a limitation on the number of shares to be underwritten, the managing underwriter or underwriters may (subject to the allocation priority set forth below) exclude from such underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto.  The Company shall promptly advise all holders of securities requesting inclusion in the underwriting of such limitation, and the number of shares of securities that are entitled to be included in the underwriting shall be allocated in the following manner:  the securities of the Company held by Holders (other than the UCI Parties and Ramius on behalf of the UCI Parties) or to be issued by the Company shall be excluded from such underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the underwriting by each of the UCI Parties and Ramius on behalf of the UCI Parties shall be reduced, on a pro rata basis (based on the number of shares held by such UCI Party and Ramius on behalf of the UCI Parties), by such minimum number of shares as is necessary to comply with such limitation.  If any of the Holders disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by providing written notice to the Company and the underwriter.

(d)           Expenses of Registration.  All Registration Expenses incurred in connection with any Registration, underwriting, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities included in such underwriting pro rata on the basis of the number of their shares so included; provided, however, the Company shall not be required to pay for expenses of any underwriting begun pursuant to Section 2(b), the request for which has been subsequently withdrawn by the Initiating Holder unless (i) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holder was not aware at the time of such request or (ii) in the case of a withdrawn Company Supported Distribution, the Initiating Holder agrees to forfeit its right to one requested underwriting pursuant to Section 2(b), as applicable.

(e)           Registration Procedures.  In the case of each Registration effected by the Company pursuant to this Section 2, the Company will keep the Participating Holders advised in writing as to the initiation of each Registration.  At its expense, the Company will:

(i)            (A) keep any Registration of Registrable Securities on Form S-1 effective for at least ninety (90) days; and (B) keep any Registration Statement on Form S-3 effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis;

(ii)           as promptly as practicable, prepare and file with the Commission such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iii)          notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as promptly as practicable after notice thereof is received by the Company (1) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (2) to the extent any of the following relates to the Participating Holders or information supplied by the Participating Holders, of any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (4) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iv)          promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of such Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the Commission, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(v)           use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Prospectus or any Issuer Free Writing Prospectus;

(vi)          deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request;

(vii)         subject to the terms set forth in Section 2(a)(iii) hereof, on or prior to the date on which the applicable Registration Statement is declared effective; use its reasonable best efforts to (1) register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Participating Holder reasonably (in light of such Participating Holder’s intended plan of distribution) requests and (2) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder to consummate the disposition of the Registrable Securities owned by such Participating Holder pursuant to such Registration Statement;

(viii)        in the case of an underwritten offering, enter into a customary underwriting agreement;

(ix)           cooperate with each Participating Holder and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(x)            in the case of a Company Supported Distribution, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering;

(xi)           obtaining opinions of counsel to the Company and updates thereof addressed to each selling Holder and the underwriters or initial purchasers, if any, covering matters as are customarily requested in opinions covering secondary resale offerings of companies of comparable size, maturities and lines of business as the Company;

(xii)          obtaining “comfort” letters and updates thereof from the Company’s independent certified public accountants, such letters covering matters as are customarily requested in comfort letters covering secondary resale offerings of companies of comparable size, maturities and lines of business as the Company

(xiii)         making reasonably available for inspection by each Purchaser and the underwriters or initial purchasers, if any, and any attorney, accountant or other agent retained by any such Purchaser or Underwriter or Initial Purchaser, all relevant financial and other records and pertinent corporate documents of the Company as are customarily made available in secondary resale offerings of companies of comparable size, maturities and lines of business as the Company;

(xiv)        delivering such documents and certificates as are customarily delivered in secondary resale offerings of companies of comparable size, maturities and lines of business as the Company

(xv)         otherwise to cause the senior executive officers of the Company to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(f)            Indemnification.

(i)            Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (1) each of the Participating Holders and each of its officers, directors, limited or general partners and members thereof, (2)

each member, limited or general partner of each such member, limited or general partner, (3) each of their respective affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons, with respect to each Registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities and expenses (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance (including any notification or the like), (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading), or (C) any violation by the Company of the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and will reimburse each of the Persons listed above, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses, provided that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission based upon written information furnished to the Company by the Participating Holders or underwriter and stated to be specifically for use therein.

(ii)           Indemnification by the Participating Holders.  Each of the Participating Holders agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such underwriter, each Participating Holder and each of their respective officers, directors, partners and members, and each Person controlling such Participating Holder (within the meaning of the Securities Act or the Exchange Act) against any and all Losses arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance (including any notification or the like) made by such Participating Holder in writing or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Participating Holder therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading) and will reimburse the Persons listed above for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Participating Holders hereunder shall be limited to an amount equal to the net proceeds such Participating Holder receives in such Registration.

(iii)          Conduct of the Indemnification Proceedings.  Each party entitled to indemnification under this Section 2(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(f) unless the Indemnifying Party is materially prejudiced thereby.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(iv)          If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each of the Participating Holders hereunder shall be several and not joint and shall be limited to an amount equal to the net proceeds such Participating Holder receives in such Registration.

(v)           Subject to the limitations on the Holders’ liability set forth in Section 2(f)(ii) and 2(f)(iv), the remedies provided for in this Section 2(f) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or equity.  The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and survive the transfer of such securities by such Holder.

(g)           Participating Holders.

(i)            Each of the Participating Holders shall furnish to the Company such information regarding such Participating Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any Registration, qualification or compliance referred to in this Section 2.

(ii)           In the event that, either immediately prior to or subsequent to the effectiveness of any Registration Statement, any Participating Holder shall distribute Registrable Securities to its partners or members, such Participating Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such Registration Statement to provide information with respect to such partners or members, as selling security holders.  Promptly following receipt of such information, the Company shall file an appropriate amendment to such Registration Statement reflecting the information so provided.  Any incremental expense to the Company resulting from such amendment shall be borne by such Participating Holder.

(iii)          Each Holder agrees that at the time that such Holder is a Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(e)(iv), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2(e)(iv) to the date when the Company shall make available to such Holder a copies of the supplement or amended Prospectus or Issuer Free Writing Prospectus or is advised in writing that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

(h)           Termination.  Notwithstanding anything to the contrary in this Agreement, the registration rights set forth in this Section 2 shall not be available, (i) with respect to any Holder, if in the written opinion of counsel to the Company, all of the Registrable

Securities then owned by such Holder could be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale or (ii) as to any Holder, all of the Registrable Securities held by such Holder have been sold in a Registration pursuant to the Securities Act or an exemption therefrom.  Notwithstanding the foregoing, the indemnification provisions in Section 2(f) and Sections 3 and 4 shall survive any termination of this Agreement.

(i)            Class B Common Stock.  In connection with any Registered sale of Class B Common Stock by a Holder that is subject to the Bank Holding Company Act of 1956, as amended (the “BHC Act”), unless prohibited by the BHC Act, the Holder shall be entitled to surrender to the Company such shares of Class B Common Stock to be sold in such Registration, and, upon surrender, the Company shall issue to the purchasers in such Registered sale an equal number of shares of Class A Common Stock.

SECTION 3.  INTERPRETATION OF THIS AGREEMENT

(a)           Directly or Indirectly.  Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

SECTION 4.  MISCELLANEOUS

(a)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State without regard to conflicts of law principles.

(b)           Section Headings.  The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(c)           Notices.

(i)            All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

(1)           if to the Company, to the address below, or at such other address as it may have furnished to the Holders in writing.

LexingtonPark Parent Corp.
1221 Avenue of Americas
New York, NY 10020
Attention: J. Kevin McCarthy, Esq.
General Counsel
Facsimile: (646) 562-1936

with a copy to:

Willkie Farr & Gallagher LLP
The Equitable Center

787 Seventh Avenue
New York, NY 10019
Attention: David K. Boston, Esq.
Laura L. Delanoy, Esq.
Facsimile: (212) 728-8111

(2)           if to Ramius, to the address below, or at such other address or facsimile number as may have been furnished the Company in writing.

RCG Holdings LLC
599 Lexington Avenue, 20th Floor
New York, NY 10022
Attention: Owen S. Littman, Esq.
General Counsel
Facsimile: (212) 845-7986

with a copy to:

Willkie Farr & Gallagher LLP
The Equitable Center
787 Seventh Avenue
New York, NY 10019
Attention: David K. Boston, Esq.
Laura L. Delanoy, Esq.
Facsimile: (212) 728-8111

(3)           if to any of the UCI Parties, to the address below, or at such other address as it may have furnished to the Company in writing.

Bayerische Hypo- und Vereinsbank AG
150 East 42nd Street, New York, NY 10017
Attention:	Gavin Burke, Managing Director
Phone:	(212) 672-5408
Facsimile:	(212) 672-5413
Email:	gavin.burke@us.unicreditgroup.eu

with a copy to:

Bayerische Hypo- und Vereinsbank AG
150 East 42nd Street, New York, NY 10017
Attention:	Aaron Witte, Vice President
Phone:	(212) 672-5344
Facsimile:	(212) 672-5413
Email:	aaron.witte@us.unicreditgroup.eu

(ii)           Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by overnight courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

(d)           Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Holders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Holders may destroy any original document so reproduced.  The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Holders in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(e)           Successors and Assigns.  No party may assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of the other parties hereto; provided that the UCI Parties and Ramius shall be entitled to assign the rights of the UCI Parties or Ramius as an Initiating Holder or otherwise to a transferee of any of the UCI Parties’ beneficial ownership (as defined in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act ) of any Registrable Securities in accordance with the Asset Exchange Agreement or the Fourth Amended and Restated Limited Liability Company Agreement of Ramius and, if requested by the UCI Holders in connection with any such assignment, Ramius will make such assignment of rights at the request of the UCI Parties.  Any such transferee shall be deemed to be a third party beneficiary of the transferring party’s rights hereunder upon notice by the transferring UCI Party to the Company, entitled to exercise such transferring party’s rights upon and following such notice.

(f)            Other Registration Rights.   Except as provided in Section 4(e), until the earlier of (i) three years following the date of this Agreement and (ii) the date on which the Initiating Holders do not beneficially own any Registrable Securities, the Company shall not grant any person other than the parties to this Agreement as of the date hereof registration rights on sales of capital stock of the Company (x) that would be superior to the rights of the UCI Parties and Ramius (on behalf of the UCI Parties) hereunder or (y) that would, as a result of any registered sale by the Company at the request of such person (whether structured as a secondary sale or a primary sale by the Company), subject any of the UCI Parties or Ramius (on the behalf of the UCI Parties) to any underwriter lock-up period without such Holder’s consent.

(g)           Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior understandings among such parties.  This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the parties hereto, unless all rights under this Agreement have been terminated with respect to a Holder.  Any amendment or waiver effected in accordance with this Section 4(f) shall be binding upon each Holder of Registrable Securities then outstanding (whether or not such Holder consented to any such amendment or waiver).

(h)           Severability.  In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(i)            Counterparts.  This Agreement may be executed in two or more counterparts (including by electronic transmission or facsimile), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

LEXINGTONPARK PARENT CORP.

By:	/s/ Jeffrey M. Solomon
Name: Jeffrey M. Solomon
Title: President

By:	/s/ Christopher A. White
Name: Christopher A. White
Title: Vice President

RAMIUS LLC
by C4S & Co., L.L.C., its managing member

By:	/s/ Peter A. Cohen
Name: Peter A. Cohen
Title: Managing Member

BA ALPINE HOLDINGS, INC.

By:	/s/ Gavin Burke
Name: Gavin Burke
Title: Managing Director

By:	/s/ John Gallagher
Name: John Gallagher
Title: Managing Director

BAYERISCHE HYPO- UND VEREINSBANK AG

By:	/s/ Gavin Burke
Name: Gavin Burke
Title: Managing Director

By:	/s/ John Gallagher
Name: John Gallagher
Title: Managing Director

Signature Page to Registration Rights Agreement

HVB ALTERNATIVE ADVISORS LLC

By:	/s/ Gavin Burke
Name: Gavin Burke
Title: Managing Director

By:	/s/ John Gallagher
Name: John Gallagher
Title: Managing Director

Signature Page to Registration Rights Agreement